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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



   Date of report (Date of earliest event reported):       November 16, 1999
                                                         -------------------


                               VERTICALNET, INC.
                        -------------------------------
                (Exact Name of Registrant Specified in Charter)

 Pennsylvania                     000-25269                    23-2815834
---------------                ----------------            -------------------
(State or Other                (Commission File             (I.R.S. Employer
Jurisdiction of                     Number)                Identification No.)
Incorporation)



           700 Dresher Road
              Horsham, PA                                     19044
----------------------------------------             -----------------------
(Address of Principal Executive Offices)                   (Zip Code)



 Registrant's telephone number, including area code:     (215) 328-6100
                                                    ----------------------



                                Not Applicable
          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On November 16, 1999, VerticalNet, Inc. (the "Registrant") publicly announced that it signed a definitive agreement to acquire NECX Exchange LLC.

     A copy of the press release issued by the Registrant on November 16, 1999 concerning the acquisition is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VERTICALNET, INC.
                                         (Registrant)


                                    By  /s/ Gene S. Godick
                                       --------------------------------------
                                            Gene S. Godick
                                            Chief Financial Officer


Dated:  November 19, 1999
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                                 EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

99.1 November 16, 1999 press release: VerticalNet Agrees to Acquire NECX Exchange, the World's Leading Electronics Exchange